GAM AVALON LANCELOT LLC
                (FORMALLY KNOWN AS GAM AVALON MULTI-GLOBAL, LLC)

                              FINANCIAL STATEMENTS

                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
                                   (UNAUDITED)

                                TABLE OF CONTENTS


Management's Discussion and Analysis                                          1

Schedule of Investments                                                       3

Statement of Financial Condition                                              4

Statement of Operations                                                       5

Statement of Changes in Members' Capital                                      6

Statement of Cash Flows                                                       7

Notes to Financial Statements                                              8-11

GAM AVALON LANCELOT LLC
MANAGEMENT'S DISCUSSION & ANALYSIS

FUND MANAGEMENT

DAVID SMITH IS THE HEAD OF THE MULTI-MANAGER TEAM AND RESPONSIBLE FOR GAM'S GLOBAL AND EUROPEAN MULTI-MANAGER INVESTMENTS. PRIOR TO JOINING GAM IN MARCH 1998 HE WAS HEAD OF INVESTMENT RESEARCH AND MANAGEMENT AT BUCK CONSULTANTS. HE JOINED BUCK IN 1992 FROM THE ACTUARIAL INVESTMENT CONSULTANCY DIVISION OF A LEADING FIRM OF CONSULTANTS. DAVID RECEIVED A BA (HONS) IN ECONOMICS AND HAS ASSOCIATE QUALIFICATIONS FROM IIMR AND THE SECURITIES INSTITUTE.

The Fund's investment objective is to achieve long-term capital appreciation with diversification of risk from investments in financial markets worldwide. This Fund uses Portfolio Managers employing a wide range of investment styles, that may include investments in options, futures and other financial derivatives, distressed securities, and emerging markets, in addition to investment strategies emphasizing more traditional investments such as stocks and bonds. This Fund does not seek to emphasize any particular country, region, industry or sector, but seeks to allocate its assets among a diverse group of Portfolio Managers using different investment styles whose performance is not expected to be correlated with each other.

REPORT TO MEMBERS

The Facts

                                   GAM Avalon
                                   Lancelot LLC        MSCI World Index
                                   -------------------------------------
30th September, 2002               USD$96.67                USD$738.18
                                           %                         %
Quarter to September, 2002            -2.45%                   -18.30%
April to September, 2002              -3.68%                   -25.65%
January to September, 2002            -4.70%                   -25.34%
Since inception (May 2001)            -3.33%                   -34.34%

REVIEW AND OUTLOOK
For the six-month period ended September 30, 2002, GAM Avalon Lancelot LLC returned -3.68% versus the MSCI World index's return of -25.65%.

The fund's allocation to trading managers proved to be the most successful strategy, with global macro and arbitrage strategies contributing to performance. Given the large and often volatile moves of the equity markets we are satisfied with the returns from our equity hedge allocations. At both the Avalon fund level and amongst our underlying managers prudence has been the focus. Low exposure and selective stock-picking with focus on the short side in particular, and a tightening of the long book, was the norm amongst underlying managers. Despite this conservative outlook, the equity hedge portfolios have maintained a marginal net long bias, which has proven detrimental, and thus we have marginally suffered in a falling market.

Given the extreme volatility experienced in the market, we are heartened by our ability to ride out the conditions. The market has seen a volatility of weekly returns of approximately 3% over the past six months, whilst the fund's has been only 0.4% by comparison. The fund will continue to focus on achieving this low correlation, low volatility performance.

MARKET OVERVIEW
As the period began we believed that the world was still experiencing a slow, almost anaemic, economic recovery following the excesses of the late 1990s. Unfortunately, the economic slowdown that seemed dramatic in equity market terms was not dramatic in economic terms. The recession was almost non-existent. Therefore, many of the excesses still exist and have not been cleansed as had been hoped. This is due partially to the political decision to cut interest rates dramatically following September 11, 2001. We expect the longer-term implications of this could be that the global economy stagnates over the coming years, as we see a slow unwinding of the "bubble" years.

OUTLOOK AND STRATEGY
Interestingly, the current market is in an almost identical position to that of June 2001. The equity market falls that occurred in the summer of 2001 now seem a forgotten part of history. The events that followed in September 2001 are, however, still prominent in our minds. The actions in the fourth quarter of 2001 by the Federal Reserve (combined with the world's other major central banks) in dramatically cutting interest rates are also prominent. This massive injection of liquidity achieved its goal of avoiding panic but, as we stated last quarter, the Fed's actions have merely delayed the inevitable rather than avoided it.

At the start of the year, we expected equity markets to revisit the lows of September 2001 and we believe we are going to test new lows again. Sentiment often drives markets well beyond fair value, on both the upside and the downside. Fair value may be as little as 15% to 20% down from present levels for the major indices but, as sentiment continues to deteriorate, they could go way beyond these levels before stabilizing.

We remain unconvinced that economic recovery is just around the corner and we suspect that this may be the final phase of the bear market that began in March 2000 and that markets are entering a pivotal period as economies reach an inflection point. It is our observation that these final stages are often the most violent and punishing. Therefore, we believe that patience and care will be rewarded.

GAM Avalon Lancelot LLC
Schedule of Investments
September 30, 2002
(Unaudited)
--------------------------------------------------------------------------------

                                                                                  % OF
Fund Name                                          COST         FAIR VALUE     NET ASSETS
---------                                     -------------   -------------    ----------

Capital Hedge Funds Ltd.                        $ 4,375,000     $ 4,706,135       17.68%
Theorema Europe Fund Ltd.                         3,980,000       3,918,362       14.72%
Grossman Currency Fund LP                         3,485,000       3,190,372       11.98%
Boyer Allan Pacific Fund                          2,775,000       2,736,464       10.28%
Olympus Euro (US) Fund Ltd.                       2,940,000       2,550,725        9.58%
Chilton QP Investment Partners LP                 2,350,000       2,220,722        8.34%
Rubicon Global Partners LP                        1,310,000       1,969,938        7.40%
Standard Pacific Capital Offshore Fund Ltd.       1,380,000       1,437,942        5.40%
Caxton Equity Growth LLC                          1,165,000       1,207,872        4.54%
Capital Works Cypress Fund II LP                  1,005,000         898,251        3.37%
Cipher Composite Fund LP                            775,000         775,545        2.91%
Eckhardt Futures LP                                 660,000         708,048        2.66%
                                               ------------    ------------       ------

TOTAL                                          $ 26,200,000    $ 26,320,376       98.86%
                                               ============    ============       ======

The aggregate cost of investments for tax purposes was $26,954,985. Net unrealized depreciation on investments for tax purposes was $634,609 consisting of $699,902 of gross unrealized appreciation and $1,334,511 of gross unrealized depreciation.

The accompanying notes are an integral part of these financial statements.

GAM Avalon Lancelot LLC
Statement of Financial Condition
September 30, 2002
(Unaudited)
--------------------------------------------------------------------------------

ASSETS
Investments in investment funds, at fair value (cost $26,200,000)          $26,320,376
Cash and cash equivalents                                                    3,866,977
Investments paid in advance                                                  3,300,000
                                                                           -----------

     TOTAL ASSETS                                                           33,487,353
                                                                           -----------

LIABILITIES
Subscriptions received in advance                                            6,716,812
Management fee                                                                  81,839
Professional fees                                                               17,338
Administration and accounting fees                                               8,093
Directors' fees                                                                    975
Other accrued expenses                                                          39,075
                                                                           -----------

     TOTAL LIABILITIES                                                       6,864,132
                                                                           -----------

          NET ASSETS                                                       $26,623,221
                                                                           ===========

MEMBERS' CAPITAL
Represented by:
Net capital                                                                $26,502,845
Net unrealized appreciation on investments in investment funds                 120,376
                                                                           -----------

     MEMBERS' CAPITAL                                                      $26,623,221
                                                                           ===========


     Net asset value per outstanding unit of limited liability company
        interest ($26,623,221 / 275,402 units outstanding)                 $     96.67
                                                                           ===========


The accompanying notes are an integral part of these financial statements.

GAM Avalon Lancelot LLC
Statement of Operations
Six Months Ended September 30, 2002
(UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
     Interest                                                     $     4,397
                                                                  -----------

EXPENSES
     Management fee (Note 3)                                          217,646
     Administrative and accounting fees                                39,000
     Professional fees                                                 23,604
     Investor services fees                                            21,635
     Syndication expenses                                               8,236
     Custody fees and expenses                                          6,070
     Directors' fees                                                    5,100
     Other                                                             15,872
                                                                  -----------

          Gross expenses                                              337,163
          Fees waived (Note 3)                                        (50,267)
                                                                  -----------

          NET EXPENSES                                                286,896
                                                                  -----------

          NET INVESTMENT LOSS                                        (282,499)
                                                                  -----------


          UNREALIZED DEPRECIATION ON INVESTMENTS IN
               INVESTMENT FUNDS                                      (526,020)
                                                                  -----------

          NET DECREASE IN MEMBERS' CAPITAL DERIVED
               FROM INVESTMENT ACTIVITIES                            (808,519)
                                                                  -----------


The accompanying notes are an integral part of these financial statements.

GAM Avalon Lancelot LLC
Statement of Changes in Members' Capital
--------------------------------------------------------------------------------

                                                                                 September                March
                                                                                    2002    (a)            2002    (b)
                                                                                ------------           ------------
FROM INVESTMENT ACTIVITIES
   Net investment loss                                                          $   (282,499)          $   (453,607)
   Net change in unrealized appreciation (depreciation) on investments
      in investment funds                                                           (526,020)               646,396
                                                                                ------------           ------------
         NET INCREASE (DECREASE) IN MEMBERS' CAPITAL
            DERIVED FROM INVESTMENT ACTIVITIES                                      (808,519)               192,789
                                                                                ------------           ------------

MEMBERS' CAPITAL TRANSACTIONS
   Proceeds from sale of 130,378 and 161,847 units of limited
      liability company interest to Members, respectively                         12,855,995             16,050,700
   Proceeds from sale of 0 and 250 units of limited
      liability company interest to the Advisor, respectively                              -                 25,000
   Cost of 16,743 and 330 units repurchased from Members,
      respectively                                                                (1,659,269)               (33,475)
                                                                                ------------           ------------

         NET INCREASE IN MEMBERS' CAPITAL DERIVED
            FROM CAPITAL TRANSACTIONS                                             11,196,726             16,042,225
                                                                                ------------           ------------

         MEMBERS' CAPITAL AT BEGINNING OF PERIOD                                  16,235,014                      -
                                                                                ------------           ------------

         MEMBERS' CAPITAL AT END OF PERIOD                                      $ 26,623,221           $ 16,235,014
                                                                                ============           ============

(a) For the six months ended September 30, 2002 (Unaudited)
(b) Period from May 1, 2001 (commencement of operations) to March 31, 2002


The accompanying notes are an integral part of these financial statements.

GAM Avalon Lancelot LLC
Statement of Cash Flows
Six Months Ended September 30, 2002
(Unaudited)
--------------------------------------------------------------------------------

CASH FLOWS USED IN OPERATING ACTIVITIES
   Net decrease in members' capital derived from investment activities           $   (808,519)
   Adjustments to reconcile net decrease in members' capital derived from investment activities to net cash used in operating activities:
      Purchases of investment funds                                               (10,955,000)
      Net unrealized depreciation on investment funds                                 526,020
      Increase in investments paid in advance                                      (2,800,000)
      Decrease in expenses payable                                                   (128,145)
      Increase in management fee payable                                               30,608
                                                                                 ------------

         NET CASH USED IN OPERATING ACTIVITIES                                    (14,135,036)
                                                                                 ------------

CASH FLOWS FROM FINANCING ACTIVITIES
      Capital contributions                                                        19,135,807
      Capital redemptions                                                          (1,662,873)
                                                                                 ------------

         NET CASH PROVIDED BY FINANCING ACTIVITIES                                 17,472,934
                                                                                 ------------

         NET INCREASE IN CASH                                                       3,337,898

            Cash at beginning of period                                               529,079
                                                                                 ------------

            Cash at end of period                                                $  3,866,977
                                                                                 ============

The accompanying notes are an integral part of these financial statements.

GAM Avalon Lancelot LLC
Notes to Financial Statements
(Unaudited)
--------------------------------------------------------------------------------

     1.  ORGANIZATION

         GAM Avalon Lancelot LLC, formally known as GAM Avalon Multi-Global, LLC, (the "Fund") was organized as a limited partnership under the laws of Delaware on August 22, 2000 and converted to a limited liability company on January 11, 2002. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. The Fund's investment objective is to achieve long-term capital appreciation with diversification of risk from investments in financial markets worldwide. The Fund will use Portfolio Managers using a wide range of investment styles that may include investments in stocks, bonds, options, futures and other financial derivatives, distressed securities, and emerging markets. The Fund will not seek to emphasize any particular country, region, industry or sector, but will seek to allocate its assets among a diverse group of Portfolio Managers.

         The Fund's Board of Directors (the "Directors") has overall responsibility to manage the Fund, including authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Directors have delegated Global Asset Management (USA) Inc., a Delaware corporation and Advisor of the Fund (the "Advisor"), to provide investment advice regarding the selection of the investment funds and the responsibility of the day-to-day management of the Fund.

         The Advisor, owning 250 units, is an indirect wholly-owned subsidiary of Global Asset Management Limited, which is a wholly-owned subsidiary of UBS AG, and is registered as an investment advisor under the Investment Advisors Act of 1940, as amended.

         GAM International Management Limited, a limited company organized under the laws of the United Kingdom, serves as an investment consultant to the Fund.

         GAM Services Inc. (the "Selling Agent"), a wholly owned subsidiary of the Advisor, acts as the Selling Agent for the Fund. The Selling Agent may appoint additional placement agents ("Placement agent") to assist in the placement of units.

     2.  SIGNIFICANT ACCOUNTING POLICIES

         a.   PORTFOLIO VALUATION

         The net asset value of the Fund is determined as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors. A fiscal period typically begins on the first business day and ends on the last business day of each month.

         The financial statements include investments valued at $26,320,376 (98.86% of members' capital), whose values have been estimated by the Advisor in the absence of readily ascertainable market values.
         Investments in limited partnerships are carried at the Fund's proportionate share of the total equity in the investee partnership and investments in offshore corporations and mutual funds are valued at the net asset value per share as of the close of business on September 30, 2002. However, because of the inherent uncertainty of valuation, those estimated values may differ from the values that would have been used had a ready market for the investments existed, and the differences could be material.

         Distributions received, whether in the form of cash or securities, are applied as a reduction of the investment's cost when identified by the investment funds as a return of capital.

         b.   INCOME RECOGNITION

         Interest  income is recorded on the accrual  basis.  Realized gains and
         losses  from  Investment  Fund   transactions  are  calculated  on  the
         identified cost basis.

GAM Avalon Lancelot LLC
Notes to Financial Statements (Continued)
(Unaudited)
--------------------------------------------------------------------------------

         c.   FUND EXPENSES

         The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of insurance; registration expenses; certain offering and organization costs; and expenses of meetings of the Directors and Members; all costs with respect to communications to Members; and other types of expenses approved by the Directors.

         d.   INCOME TAXES

         No provision for the payment of federal, state or local income taxes has been provided on the profits of the Fund. Each Member is individually required to report on its own tax return its distributive share of the Fund's taxable income or loss.

         e.   CASH AND CASH EQUIVALENTS

         The Fund treats all highly liquid financial instruments that mature within three months as cash equivalents. At September 30, 2002, $3,866,977 in cash and cash equivalents was held at PFPC Trust Co.

         f.   USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Advisor to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Advisor believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results may differ from these estimates.

     3.  MANAGEMENT FEE, PROFIT ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER

         The Advisor provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services to the Fund. In consideration for the services of the Advisor, the Fund pays the Advisor a monthly management fee of 2% per annum of net assets, as of the end of business on the last day of each month.

         The Advisor has agreed to reimburse the Fund for any expenses in excess of 2.75% of average net assets. As of September 30, 2002 the Advisor reimbursed the Fund $50,267. Any reimbursements made by the Advisor are subject to recapture by the Advisor through March 31, 2003 provided that repayment does not result in the Fund's aggregate expenses exceeding 2.75%.

         PFPC Trust Co. (an affiliate of The PNC Financial Services Group) serves as custodian of the Fund's assets and provides custodial services for the Fund. PFPC Inc. (also an affiliate of The PNC Financial Services Group) serves as administrator and accounting agent to the Fund and in that capacity provides certain accounting, record keeping, tax and investor related services. The Fund pays a monthly fee to the custodian and the administrator based primarily upon average net assets, subject to a minimum monthly fee. The Fund will provide for the reimbursement of out of pocket expenses of PFPC Inc.

         The Selling Agent and Placement Agents are entitled to receive a front-end sales charge in an amount up to 5% of the gross investment in the Fund, subject to a minimum charge of 1%. Sales charges may be adjusted or waived at the sole discretion of the Selling Agent or Placement Agent. The sales charge will be added to the subscription amount and will not constitute part of the capital contribution to the Fund or part of the assets of the Fund.

         Each Director, who is not an "interested person" of the Fund, as defined by the 1940 Act, receives an annual retainer of $3,000 plus a fee for each meeting attended. Any Director who is an "interested person" does not receive any annual or other fee from the Fund. All Directors are reimbursed by the Fund for all reasonable out of pocket expenses.

GAM Avalon Lancelot LLC
Notes to Financial Statements (Continued)
(Unaudited)
--------------------------------------------------------------------------------

     4.  MEMBER'S CAPITAL

         As of the last business day of each month, any net profit or net loss for the fiscal period is allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Fund Percentages for such fiscal period. The Fund Percentage of a Member for a fiscal period shall be determined by dividing the balance of the Member's Capital Account as of the commencement of such fiscal period by the sum of the Capital Accounts of all of the Members as of the commencement of such fiscal period. The sum of the Fund Percentages of all Members for each Fiscal Period shall equal 100%.

         Initial and additional applications for interests by eligible investors may be accepted at such times as the Advisor may determine. The Fund reserves the right to reject any application for interests in the Fund.

         The Directors of the Fund, from time to time and in their complete and exclusive discretion, may determine to repurchase units from Members, including the Advisor, pursuant to written tenders by Members on such terms and conditions as the Directors may determine. The Advisor expects that generally it will recommend to the Directors that the Fund offers to repurchase units from Members two times each year, in June and December. No person may become a substituted Member without the written consent of the Advisor, which consent may be withheld for any reason in the Advisor's sole and absolute discretion. Units may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member or (ii) with the written consent of the Advisor.

     5.  FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

         In the normal course of business, the investment funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. The Fund's risk of loss in these investment funds is limited to the value of these investments reported by the Fund.

     6.  FINANCIAL HIGHLIGHTS

                                                  September         March
                                                    2002      (a)   2002     (b)
                                                --------------   ------------
     Per unit operating performance (g)
     (For a unit of members' capital
     outstanding throughout the period):
     Net asset value, beginning of period         $ 100.36        $ 100.00
                                                  ---------       ---------
     INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss                             (1.33)          (5.01)
     Net unrealized gain (loss)
     on investment transactions                      (2.36)           5.37
                                                  ---------       ---------

     Total from investment operations                (3.69)           0.36
                                                  ---------       ---------

     Net asset value, end of period                $ 96.67        $ 100.36
                                                  =========       =========

     TOTAL RETURN     (c)                            (3.68%)         0.36%

GAM Avalon Lancelot LLC
Notes to Financial Statements (Continued)
(Unaudited)
--------------------------------------------------------------------------------


                                                 September         March
                                                   2002      (a)   2002     (b)
                                               --------------   ------------
     SUPPLEMENTAL DATA:
     Net assets, end of period (000)                $ 26,623       $ 16,235
     RATIO TO AVERAGE NET ASSETS:
        Expenses, before waivers     (d)(e)            3.22%          6.51%
        Expenses, net of waivers     (d)(e)(f)         2.74%          5.92%
        Net investment loss     (d)                   (2.70%)        (5.86%)
     Portfolio turnover rate                           0.00%          0.00%

     -------------

     (a)  For the six months ended September 30, 2002 (Unaudited)
     (b)  Period from May 1, 2001 (commencement of operations) to March 31, 2002
     (c)  Not annualized for periods less than a year
     (d)  Annualized for periods less than one year
     (e) Expense ratios of underlying funds are not included in the expense ratio
     (f) The Advisor agreed to limit the expenses at 2.75% for the six months ended September 30, 2002
     (g)  Based on average weighted units outstanding


     7.  SUBSEQUENT EVENTS

         On October 23, 2002 the Directors of the Fund approved a resolution to change the name of the Fund to GAM Avalon Lancelot LLC.